VANGUARD/TRUSTEES' EQUITY FUND-U.S. PORTFOLIO
                              PROSPECTUS SUPPLEMENT
                                  MAY 21, 1998


         The Board of Trustees of Vanguard/Trustees' Equity Fund-U.S. Portfolio has proposed a tax-free merger of the U.S. Portfolio into Vanguard Growth and Income Portfolio. In anticipation of a possible merger, the following changes have been made:

          1.  The U.S. Portfolio has been closed to new accounts.
          2. Franklin Portfolio Associates, investment adviser to the Growth and Income Portfolio, has replaced Geewax, Terker & Company as investment adviser to the U.S. Portfolio. Pending approval and implementation of the proposed merger, Franklin has agreed to manage the U.S. Portfolio for an annualized fee of 0.08% of its average net assets.

Both changes are effective May 21, 1998.